                                                                  EXHIBIT 25.1

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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                             ------------------
                                  FORM T-1

           STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                     TRUSTEE PURSUANT TO SECTION 305(b)(2)

                             ------------------

                       U.S. TRUST COMPANY OF TEXAS, N.A.
              (Exact name of trustee as specified in its charter)

                                                                  75-2353745
 (State of incorporation                                       (I.R.S. employer
 if not a national bank)                                     identification no.)

2001 Ross Avenue, Suite 2700                                      75201-2936
      Dallas, Texas                                               (Zip code)
   (Address of trustee's
principal executive offices)

                               Compliance Officer
                       U.S. Trust Company of Texas, N.A.
                          2001 Ross Avenue, Suite 2700
                           Dallas, Texas  75201-2936
                                 (214) 754-1200
           (Name, address and telephone number of agent for service)

                             ------------------

                             Noble Affiliates, Inc.
              (Exact name of obligor as specified in its charter)

          Delaware                                               73-0785597
(State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                               identification no.)

       110 West Broadway
       Ardmore, Oklahoma                                           73401
(Address of principal executive offices)                         (Zip code)

                             ------------------

                               % Senior Notes due 2027
                          -----
                               % Senior Notes due 2097
                          -----
                      (Title of the indenture securities)


================================================================================

                                    GENERAL


1.   General Information.

     Furnish the following information as to the Trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

                   Federal Reserve Bank of Dallas (11th District), Dallas, Texas
                              (Board of Governors of the Federal Reserve System)
                   Federal Deposit Insurance Corporation, Dallas, Texas
                   Office of the Comptroller of the Currency, Dallas, Texas

          (b) Whether it is authorized to exercise corporate trust powers.

                   The Trustee is authorized to exercise corporate trust powers.

2.   Affiliations with Obligor and Underwriters.

     If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

     None.

3.   Voting Securities of the Trustee.

     Furnish the following information as to each class of voting securities of the Trustee:

     As of March 24, 1997

--------------------------------------------------------------------------------

                      Col A.                                   Col B.

--------------------------------------------------------------------------------

                   Title of Class                         Amount Outstanding

--------------------------------------------------------------------------------

     Capital Stock - par value $100 per share                5,000 shares

4.   Trusteeships under Other Indentures.

         7.25% Notes due 2023. There are no conflicts between 7.25% Notes due 2023 and ____% Senior Notes due 2027 and ______% Senior Notes due 2097.

5. Interlocking Directorates and Similar Relationships with the Obligor or Underwriters.

     Not Applicable

6. Voting Securities of the Trustee Owned by the Obligor or its Officials.

    Not Applicable

7.  Voting Securities of the Trustee Owned by Underwriters or their
    Officials.

    Not Applicable

8.  Securities of the Obligor Owned or Held by the Trustee.

    Not Applicable

9.  Securities of Underwriters Owned or Held by the Trustee.

    Not Applicable

10. Ownership or Holdings by the Trustee of Voting Securities of Certain Affiliates or Security Holders of the Obligor.

    Not Applicable

11. Ownership or Holdings by the Trustee of any Securities of a Person Owning 50 Percent or More of the Voting Securities of the Obligor.

    Not Applicable

12. Indebtedness of the Obligor to the Trustee.

    Not Applicable

13. Defaults by the Obligor.

    Not Applicable

14. Affiliations with the Underwriters.

    Not Applicable

15. Foreign Trustee.

    Not Applicable

16. List of Exhibits.

       T-1.1   -  A copy of the Articles of Association of U.S. Trust
       Company of Texas, N.A.; incorporated herein by reference to Exhibit
       T-1.1 filed with    Form T-1 Statement, Registration No. 22-21897.

16.      (con't.)

    T-1.2   -  A copy of the certificate of authority of U.S. Trust Company of Texas, N.A. to commence business; incorporated herein by reference to Exhibit T-1.2 filed with Form T-1 Statement, Registration No. 22-21897.

    T-1.3   -  A copy of the authorization of U.S. Trust Company of Texas,
    N.A. to exercise corporate trust powers; incorporated herein by reference to Exhibit T-1.3 filed with Form T-1 Statement, Registration No. 22-21897.

    T-1.4   -  A copy of the By-laws of the U.S. Trust Company of Texas,
    N.A., as amended to date; incorporated herein by reference to Exhibit T-1.4 filed with Form T-1 Statement, Registration No. 22-21897.

    T-1.6   -  The consent of the Trustee required by Section 321(b) of the
    Trust Indenture Act of 1939.

    T-1.7   -  A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.


                                      NOTE

As of March 24, 1997 the Trustee had 5,000 shares of Capital Stock outstanding, all of which are owned by U.S. T.L.P.O. Corp. As of March 24, 1997 U.S. T.L.P.O. Corp. had 35 shares of Capital Stock outstanding, all of which are owned by U.S. Trust Corporation. U.S. Trust Corporation had outstanding 19,590,565 shares of $1 par value Common Stock as of March 24, 1997.

The term "Trustee" in Items 2, 5, 6, 7, 8, 9, 10 and 11 refers to each of U.S Trust Company of Texas, N.A., U.S. T.L.P.O. Corp. and U.S. Trust Corporation.

Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all the facts on which to base responsive answers to Items 2, 5, 6, 7, 9, 10 and 11, the answers to said Items are based upon incomplete information. Items 2, 5, 6, 7, 9, 10 and 11 may, however, be considered correct unless amended by an amendment to this Form T-1.

In answering any items in this Statement of Eligibility and Qualification which relates to matters peculiarly within the knowledge of the obligors or their directors or officers, or an underwriter for the obligors, the Trustee has relied upon information furnished to it by the obligors and will rely on information to be furnished by the obligors or such underwriter, and the Trustee disclaims responsibility for the accuracy or completeness of such information.




                            --------------------

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, U.S. Trust Company of Texas, N.A., a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas, and State of Texas on the 26th day of March, 1997.

                                        U.S. Trust Company of Texas, N.A.,
                                        Trustee



                                        By:  /s/ JOHN C. STOHLMANN
                                           -----------------------------------
                                                 John C. Stohlmann
                                                 Vice President

                                                                   EXHIBIT T-1.6



CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 as amended in connection with the proposed issue of Noble Affiliates, Inc. _____% Senior Notes due 2027 and _____% Senior Notes due 2097, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore.

                                               U.S. Trust Company of Texas, N.A.



                                               By:  /s/ JOHN C. STOHLMANN
                                                 -------------------------------
                                                       John C. Stohlmann
                                                       Vice President

                                                              Board of Governors of the Federal Reserve System
                                                              OMB Number:  7100-0036
                                                              Federal Deposit Insurance Corporation
                                                              OMB Number:  3064-0052
                                                              Office of the Comptroller of the Currency
Federal Financial Institutions Examination Council            OMB Number:  1557-0081
                                                              Expires March 31,1999
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                                                            Please Refer to Page i,                                (1)
(LOGO)                                                      Table of Contents, for
                                                            the required disclosure
                                                            of estimated burden
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CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR A BANK WITH
DOMESTIC OFFICES ONLY AND TOTAL ASSETS OF LESS THAN $100
MILLION  - -  FFIEC  034
                                                                                       (961231)
                                                                                      -----------
REPORT AT THE CLOSE OF BUSINESS DECEMBER 31, 1996                                     (RCRI 9999)

This report is required by law:  12 U.S.C. Section 324 (State  This report form is to be filed by banks with domestic
member banks); 12 U.S. c. Section 1817 (State nonmember        offices only.  Banks with branches and consolidated
banks); and 12 U.S. C. Section 161 (National banks).           subsidiaries in U.S. territories and possessions, Edge or
                                                               Agreement subsidiaries, foreign branches, consolidated
                                                               foreign subsidiaries, or International Banking Facilities
                                                               must file FFIEC 031.

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NOTE:  The Reports of Condition and Income must be signed by   The Reports of Condition and Income are to be prepared in
an authorized officer and the Report of Condition must be      accordance with Federal regulatory authority instructions.
attested to by not less than two directors (trustees) for      NOTE:  these instructions may in some cases differ from
State nonmember banks and three directors for State member     generally accepted accounting principles.
and National Banks.

I,      Alfred B. Childs, SVP & Cashier                        We, the undersigned directors (trustees), attest to the
    -----------------------------------                        correctness of this Report of Condition (including the
   Name and Title of  Officer Authorized to Sign Report        supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been
of the named bank do hereby declare that these Reports of      prepared in conformance with the instructions issued by the
Condition and Income (including the supporting schedules)      appropriate Federal regulatory authority and is true and
have been prepared in conformance with the instructions        correct.
issued by the appropriate Federal regulatory authority and
are true to the best of my knowledge and belief.               /s/     Stuart M. Pearman
                                                               -------------------------
                                                                Director (Trustee)
/s/         Alfred B. Childs
----------------------------
  Signature of Officer Authorized to Sign Report               /s/      J. T. Moore Jr.
                                                               ------------------------
                                                                Director (Trustee)
  January 15, 1997
------------------
 Date of Signature                                             /s/       Peter J. Denker
                                                               -------------------------
                                                                Director (Trustee)

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FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANKS:  Return the original and one copy to the  NATIONAL BANKS:  Return the original only in the special
appropriate Federal Reserve District Bank.                    return address envelope provided.  If express mail is used in lieu of the special return address envelope, return the
STATE NONMEMBER BANKS:  Return the original only in the       original only to the FDIC, c/o Quality Data Systems, 2127
special return address envelope provided.  If express mail    Espey Court, Suite 204, Crofton, MD  21114.
is used in lieu of the special return address envelope,
return the original only to the FDIC, c/o Quality Data
Systems, 2127 Espey Court, Suite 204, Crofton, MD  21114.

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

FDIC Certificate Number ____________                                                                          12-31-96
                         (RCRI 9050)                          Banks should affix the address label in this space.

                                                              U. S. Trust Company of Texas, National Association
                                                              --------------------------------------------------
                                                              Legal Title of Bank (TEXT 9010)

                                                              2001 Ross Avenue, Suite 2700
                                                              ----------------------------
                                                              City (TEXT 9130)

                                                              Dallas, TX                                     75201
                                                              -------------------------------------------------------------
                                                              State Abbrev. (TEXT 9200)                ZIP Code (TEXT 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of
the Currency

                                                  Call Date:            12/31/96        State #:    6797       FFIEC  034
                                                 Vendor ID:                    D         Cert #:    33217      Page RC-2
U.S. TRUST COMPANY OF TEXAS, N.A.                  Transit #:           11101765
2100 ROSS AVENUE, SUITE 2700
DALLAS, TX  75201

                                                                                                                   9
CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL                                                           ---
AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 1996

All schedules are to be reported in thousands of dollars.  Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET
                                                                                                                          C100
                                                                                              Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------
ASSETS
 1.   Cash and balances due from depository institutions:                                             RCON
                                                                                                      ----
      a.  Noninterest-bearing balances and currency and coin (1,2)                                    0081      325     1.a
                                                                  ------------------  ------  -------
      b.  Interest bearing balances (3)                                                               0071      173     1.b
                                       --------------------------------------------   ------  -------
 2.   Securities:
      a.  Held-to-maturity securities (from Schedule RC-B, column A)                                  1754        0     2.a
                                                                    ---------------   ------  -------
      b.  Available-for-sale securities (from Schedule RC-B, column D)                                1773  101,385     2.b
                                                                      --------------  ------  -------
 3.   Federal funds sold and securities purchased under agreements to resell:
      a.  Federal funds sold (4)                                                                      0276        0     3.a
                                --------------------------------------------------    ------  -------

      b.  Securities purchased under agreements to resell (5)                                         0277        0     3.b
                                                             -----------------------  ------  -------
 4.   Loans and lease financing receivables:                                            RCON
                                                                                        ----
      a.  Loans and leases, net of unearned income (from Schedule RC-C)                 2122   42,103                   4.a
                                                                       ------------
      b.  LESS:  Allowance for loan and lease losses                                    3123      481                   4.b
                                                    -------------------------------
      c.  LESS:  Allocated transfer risk reserve                                        3128        0                   4.c
                                                -----------------------------------
      d.  Loans and leases, net of unearned income, allowance, and reserve                            RCON
                                                                                                      ----
           (item 4.a minus 4.b and 4.c)                                                               2125   41,622     4.d
                                       ---------------------------------------------  ------  -------
 5.   Trading assets                                                                                  3545        0     5.
                    -----------------------------------------------------------       ------- -------
 6.   Premises and fixed assets (including capitalized leases)                                        2145      753     6.
                                                              ----------------------  ------  -------
 7.   Other real estate owned (from Schedule RC-M)                                                    2150        0     7.
                                                  ------------------------------      ------  -------
 8.   Investments in unconsolidated subsidiaries and associated companies
      (from Schedule RC-M)                                                                            2130        0     8.
                          ----------------------------------------------------        ------  -------
 9.   Customers' liability to this bank on acceptances outstanding                                    2155        0     9.
                                                                  ------------------  ------  -------
10.   Intangible assets (from Schedule RC-M)                                                          2143        0     10.
                                            ------------------------------------      ------  -------
11.   Other assets (from Schedule RC-F)                                                               2160    1,511     11.
                                       ---------------------------------------        ------  -------

12.   a.  Total assets (sum of items 1 through 11)                                                    2170  145,769     12.a
                                                  ---------------------------------   ------  -------
      b.  Losses deferred pursuant to U.S.C. 1823(j)                                                  0306        0     12.b
                                                    -------------------------------   ------  -------
      c.  Total assets and losses deferred pursuant to 12 U.S.C. 1823(j)
            (sum of items 12.a and 12.b)                                                              0307  145,769     12.c
                                        -------------------------------------------   ------  -------

(1)      Includes cash items in process of collection and unposed debits.
(2) The amount reported in this item must be greater than or equal to the sum of Schedule RC-M, items 3.a and 3.b.
(3)      Includes time certificates of deposit not held for trading.
(4) Report 'term federal funds sold' in Schedule RC, item 4.a, 'Loans and leases, net of unearned income,' and in Schedule RC-C, part 1.
(5) Report securities purchased under agreements to resell that involve the receipt of immediately available funds and mature in one business day or roll over under a continuing contract in Schedule RC, item 3.a, 'Federal funds sold.'

                                                  Call Date:                         State #:    6797       FFIEC  034
                                                 Vendor ID:                 12/31/96  Cert #:    33217      Page RC-2
U.S. TRUST COMPANY OF TEXAS, N.A.                 Transit #:                       D
2100 ROSS AVENUE, SUITE 2700                                                11101765
DALLAS, TX  75201

                                                                                                                  10
                                                                                                                 ----
SCHEDULE RC - CONTINUED
                                                                                     Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------
LIABILITIES
13.  Deposits:
     a.  In domestic offices (sum of totals of                                                             RCON
                                                                                                           ----
          columns A and C from Schedule RC-E)                                               RCON           2200     118,129 13.a
                                             -----------------------------------            ----
          (1)  Noninterest-bearing (1)                                                      6631   12,669                   13.a.1
                                      ---------------------------------------------
          (2)  Interest-bearing
                                ---------------------------------------------------         6636  105,440
     b.  In foreign offices, Edge and Agreement subsidiaries, and IBFs
           (1)  Noninterest-bearing
                                    -----------------------------------------------
           (2)  Interest-bearing
                                 --------------------------------------------------
14.  Federal funds purchased and securities sold under agreements to repurchase:                           RCON
                                                                                                           ----
     a.  Federal funds purchased (2)                                                                       0278           0 14.a
                                    --------------------------------------------          ------  -------
     b.  Securities sold under agreements to repurchase (3)                                                0279           0 14.b
                                                            --------------------          ------  --------
15.  a.  Demand notes issued to the U.S. Treasury                                                          2840           0 15.a
                                                 -------------------------------          ------  -------
     b.  Trading liabilities                                                                               3548           0 15.b
                            -----------------------------------------------------         ------  -------
16.  Other borrowed money:
     A.  WITH A REMAINING MATURITY OF ONE YEAR OR LESS                                                     2332           0 16.a
                                                      -----------------------             ------  -------
     B.  WITH A REMAINING MATURITY OF MORE THAN ONE YEAR                                                   2333       6,000 16.b
                                                        --------------------              ------  -------
17.  Mortgage indebtedness and obligations under capitalized leases                                        2910           0 17.
                                                                   ---------------        ------  -------
18.  Bank's liability on acceptances executed and outstanding                                             29200           0 18.
                                                              --------------------        ------  -------
19.  Subordinated notes and debentures                                                                     3200           0 19.
                                      ----------------------------------------            ------  -------
20.  Other liabilities (from Schedule RC-G)                                                                2930       1,575 20.
                                           -------------------------------------          ------  -------
21.  Total liabilities (sum of items 13 through 20)                                                        2948     125,704 21.
                                                   -----------------------------          ------  -------
22.  Limited-life preferred stock and related surplus                                                      3282           0 22.
                                                     -----------------------------        ------  -------
EQUITY CAPITAL
23.   Perpetual preferred stock and related surplus                                                         3838     7,000 23.
                                                   ----------------------------             ------ ------
24.   Common stock                                                                                          3230       500 24.
                  -----------------------------------------------------------               ------ ------

25.   Surplus (exclude all surplus related to preferred stock)                                              2829     8,384 25.
                                                              -----------------------       ------ ------
26.   a.  Undivided profits and capital reserves                                                            3632     4,045 26.a
                                                ------------------------------              ------ ------
      b.  Net unrealized holding gains (losses) on available-for-sale securities                            8434       136 26.b
                                                                                ----        ------ ------
27.   Cumulative foreign currency translation adjustments                                                   3210
                                                         ------------------------           ------ ------
28.   a.  Total equity capital (sum of items 23 through 27)                                                 3210    20,065 28.a
                                                           -------------------------        ------ ------
      b.  Losses deferred pursuant to 12 U.S.C. 1823(j)                                                     0306         0 28.b
                                                       ----------------------------         ------ ------

      c.  Total equity capital and losses deferred pursuant to 12 U.S.C. 1823(j)
            (sum of items 28.a and 28.b)                                                                    3559    20,065 28.c
                                        -------------------------------------------         ------ ------
29.   Total liabilities, limited-life preferred  stock, equity capital, and losses deferred
      pursuant to 12 U.S.C. 1823(j) (sum of items 21, 22, and 28.c)                                         2257   145,769 29.
                                                                   ------------------       ------ ------

MEMORANDUM
   TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
 1.  Indicate in the box at the right the number of the statement below that best describes the most
      comprehensive level of auditing work performed for the bank by independent external auditors as       RCON
                                                                                                            ----
      of any date during 1995                                                                               6724         N/A M.1
                             ------------------------------------------------------------------------


1 =   Independent audit of the bank conducted in accordance           4 = Directors' examination of the bank performed by other
      with generally accepted auditing standards by certified             external auditors (may be required by state chartering
      public accounting firm which submits a report on the  bank          authority)
2 =   Independent audit of the bank's parent holding company          5 = Review of the bank's financial statements by external
      conducted in accordance with generally accepted auditing            auditors
      standards by a certified public accounting firm which           6 = Compilation of the bank's financial statements by
      submits a report on the consolidated holding company (but           external auditors
      not on the bank separately)                                     7 = Other audit procedures (excluding tax preparation
3 =   Directors' examination of the bank conducted in accordance          work)
      with generally accepted auditing standards by a certified       8 = No external audit work
      public accounting firm (may be required by state chartering authority)

(1)  Includes total demand deposits and noninterest-bearing time and savings deposits.
(2)  Report "term federal funds purchased" in Schedule RC, item 16, 'Other borrowed money.'
(3)  Report securities sold under agreements to repurchase that involve the receipt of immediately available funds and mature in one business day or roll over under a continuing contract in Schedule RC, item 14.a, 'Federal funds purchased.'